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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2005

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-14498                 13-3612110
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)         Identification Number)

         42 West 39th Street, New York, New York                10018
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         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

 ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

On August 5, 2005, Ann W. Jackson was appointed to the Company's Board of Directors. Ms. Jackson, age 53, is currently a partner at private equity fund Ripplewood Holdings. From 1980 to 2003, Ms. Jackson worked in diverse departments and publications at Time, Inc. From 2002 to 2003, she served as Group President of InStyle, Real Simple, Parenting and Essence Magazines. She was the founding publisher of InStyle, which launched in 1994. During her tenure at Time, Inc., Ms. Jackson also held positions in corporate finance, direct mail for Time-Life Books in Europe and served as business manager for Money Magazine and general manager for Sports Illustrated and People.

Attached as Exhibit 99.1 is a copy of the press release issued by the Company on August 8, 2005 announcing the appointment of Ms. Jackson.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.1 Press Release Issued on August 8, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)

Date: August 8, 2005                          By:    /s/ Patrick C. Barry
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                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief  Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1          Press Release Issued on August 8, 2005.